UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6180

Name of Fund:  Merrill Lynch Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Value Fund, Inc.


Annual Report
December 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Global Value Fund, Inc.


Portfolio Information as of December 31, 2003 (unaudited)


Portfolio Information (unaudited)

                                           Country of         Percent of
Ten Largest Equity Holdings                Origin             Net Assets

Suncor Energy, Inc.                        Canada                 3.0%
Allied Irish Banks PLC                     Ireland                2.4
Danske Bank                                Denmark                2.3
Computer Associates International, Inc.    United States          2.3
ACE Limited                                United States          2.2
TotalFinaElf SA                            France                 2.2
Viacom, Inc. (Class B)                     United States          2.1
Nestle SA (Registered Shares)              Switzerland            2.1
Freddie Mac                                United States          2.0
Kinder Morgan Management, LLC              United States          2.0



                                           Percent of
Five Largest Industries*                   Net Assets

Commercial Banks                              9.8%
Insurance                                     8.4
Oil & Gas                                     7.1
Media                                         4.8
Pharmaceuticals                               4.6

*For Fund compliance purposes, "Industries" means any one or more industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with global economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. To be sure, 2003 came in like a lamb and went out like a lion. Or, some might suggest, the year started as a bear and ended as a bull.

Notably, the U.S. stock market exceeded the expectations of even the optimistic investor, with the Standard & Poor's 500 Index and the Nasdaq posting respective 12-month returns of +28.68% and +50.01% as of December 31, 2003. Notwithstanding the impressive results, several foreign stock markets eclipsed the U.S. market returns in dollar terms. Overall, the Morgan Stanley Capital International
(MSCI) World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +33.11% over the past 12 months. Several emerging markets also fared particularly well, with Thailand's equity market up 139% and Brazil's up 131% for the year, as measured by MSCI.

As we begin a new year, it is heartening to note that a global economic expansion appears to be underway. In 2003, the U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated a more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003-2004. Encouragingly, Japan, the world's second-largest economy, finally appeared to be emerging from a long period of deflation. Elsewhere, Latin America benefited from a combination of declining global risk and relative political stability. It has been a long road for equity investors, but coming into 2004, the events and efforts of 2003 leave us with stronger economies around the world.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



A Discussion With Your Fund's Portfolio Managers


The year was characterized by a dramatic global equity market rebound and, for the Fund, significant outperformance of both its benchmark and its Lipper category average.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended December 31, 2003, Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +40.13%, +39.04%, +38.96% and +40.35%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) The Fund significantly outperformed the +33.11% return of its benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World Index, and the +32.09% average return of the Lipper Global Funds category for the same period. (Funds in this Lipper category invest at least 25% of their portfolio assets outside the United States and may own U.S. securities as well.)

The Fund's strong performance was largely due to stock selection in the utilities, financials, consumer staples and industrials sectors. Our decision to substantially underweight the pharmaceuticals industry also enhanced performance. Stocks that made the greatest contribution to relative performance for the year were The AES Corporation, Capital One Financial Corporation and Foundry Networks, Inc. In contrast, the largest detractors from relative performance were ALLTEL Corporation, Intel Corp., Baxter International, Inc. and Freddie Mac.

The utilities sector contributed more than 50% of the Fund's excess return versus the benchmark. Our patience in sticking with AES, despite its dramatic 2002 decline, was finally rewarded as that stock became the single-largest contributor to Fund performance in 2003, returning +212%.

Financial stocks contributed more than 25% of the portfolio's relative outperformance. Capital One, Danske Bank and Millea Holdings, Inc. were the largest positive contributors. Capital One overcame concerns about its growth and credit losses early in the year to become the best-performing stock in the Standard & Poor's 500 Financial Index, returning +107% in 2003.

Good stock selection also paid off in consumer staples and industrial sectors. German retailer Metro AG was the star performer in consumer staples. In industrials, Siemens AG, SPX Corporation and Continental Airlines, Inc. were the biggest contributors. All benefited from greater investor confidence in the improving economy and a rebound in business spending as the year progressed.

Our pessimism regarding the prospects for the pharmaceutical industry at the beginning of 2003 proved prescient. The threat of drug re-importation, patent challenges and expirations, a thin product pipeline and uncertainty about a Medicare drug benefit all weighed heavily on the group over the past year, and were aggravated by product litigation and pipeline failures. Consequently, our underweight position in pharmaceuticals helped Fund performance.

We entered 2003 with a cautious view on technology and a bullish outlook on energy and telecommunication services. This emphasis proved incorrect. Nonetheless, our technology and energy picks both outperformed the benchmark, led by Foundry Networks, Computer Associates International, Inc. and Suncor Energy, Inc. In fact, Suncor Energy, our largest holding, was one of the best-performing stocks for the year. We were less fortunate in our telecommunication services selections. However, weakness in our U.S. stocks was partly offset by strength in our foreign holdings.


What changes were made to the portfolio during the fiscal year?

We continued to diversify and reduce the concentration of the Fund's investments, an effort begun in the previous year. Consequently, we ended the year with 108 holdings compared to 68 positions in 2002. The Fund's largest position remained Suncor Energy, although it was trimmed during the year from nearly 5% of net assets to just 3%. Our top ten holdings at December 31, 2003 represented 22.6% of net assets, down from 33% at the end of 2002. We believe the Fund's reduced concentration benefits shareholders by decreasing stock-specific risk while continuing to allow the Fund to profit from our best ideas.

We increased the number of financial stocks in the portfolio by trimming successful investments and reinvesting the proceeds in new opportunities in areas such as mortgage banking, property and casualty insurance and Asian banking. The largest increases were in American Home Mortgage Investment Corp., RenaissanceRe Holdings Ltd., Friedman, Billings, Ramsey Group, Inc. and several South Korean retail banks.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



In the technology sector, we eliminated Foundry Networks and reduced our positions in Canon Inc. and Hewlett Packard Company, following their outperformance. We added several new software holdings, including Microsoft Corporation and Concord EFS, Inc. We also added Avaya Inc., a leading provider of networking equipment.

Similarly, in the energy sector, we reduced our position in Suncor Energy following strong performance. We initiated positions in Canadian Natural Resources Ltd., Cooper Cameron Corporation and National Oilwell, Inc. We significantly reduced our position in Shell Trading & Transport Trading Company following a re-evaluation of its prospects.

We trimmed several industrial stocks, including SPX Corporation and Siemens AG, based on strong performance. ALLTEL and Korea Telecom were cut following negative revisions of expectations for these stocks. We replaced them with Dover Corporation, Assa Abloy AB, JGC Corporation and Mitsubishi Corporation.

In the utilities sector, we reduced AES by more than 40% following the stock's spectacular rebound. We also decreased Kinder Morgan Management, LLC by nearly one-half, reflecting its strong appreciation and our desire to diversify our investments in the sector. In addition, we eliminated Spanish utility, Gas Natural SDG, SA, after benefiting from its strong performance.

In the consumer area, we initiated significant new positions in home furnishings retailer Pier 1 Imports, Inc. and household products manufacturer Colgate-Palmolive Company toward the end of the year. We eliminated other stocks as they reached our valuation targets or their fundamentals deteriorated. Among these were J.C. Penney Company, Inc., Office Depot, Inc. and ConAgra, Inc.

Finally, in the health care sector, we made a few investments in the hospital industry when the stocks were beaten down after reporting weak patient volumes in the first quarter. We were rewarded with strong rebounds in the likes of HCA, Inc. and Triad Hospitals, Inc. We eliminated Baxter International after repeated earnings disappointments led us to question management credibility.


How would you characterize the portfolio's position at the close of the period?

As of December 31, 2003, the Fund was most overweight in financial stocks, while it was most underweight in health care issues. We had no other major sector deviations. As we begin 2004, we expect to reduce our overweight in financials slightly and raise our health care exposure somewhat.

In our view, 2004 will be another year of economic recovery in the United States and other major developed countries, driven by a rebound in capital spending. We expect inflation to remain tame and the Federal Reserve Board to maintain a benign approach to interest rates. That said, we continue to take a "bottom-up" approach to stock selection and portfolio construction rather than a "top-down" view. Our holdings have become much less concentrated than they were at the start of the year, and we intend to continue to manage the portfolio in this way. As always, we seek to buy what we believe are good companies at low valuations wherever in the world we might find them.


Walid Kassem
Vice President and Co-Portfolio Manager


Jacqueline Bell
Co-Portfolio Manager


Lawrence Berman
Co-Portfolio Manager


January 20, 2004


We are pleased to announce that Jacqueline A. Bell, Lawrence Berman and Walid Kassem are now co-portfolio managers of Merrill Lynch Global Value Fund, Inc. and, as such, are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Bell has been the Fund's co-portfolio manager since 2003. She is a Managing Director of Merrill Lynch Investment Managers and has been an equity analyst, including a senior analyst with the Fund, since 1996.
Mr. Berman has been the Fund's co-portfolio manager since 2003. He is a Vice President of Merrill Lynch Investment Managers and has been an equity analyst, including a senior analyst with the Fund since 1996. Mr. Kassem, the Fund's co-portfolio manager since 2002, has been a Managing Director of Merrill Lynch Investment Managers since 1998.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc++ Class A and Class C Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follow:

ML Global Value Fund, Inc++
Class A Shares*

Date                              Value

11/01/1996**                    $ 9,475.00
December 1996                   $ 9,644.00
December 1997                   $11,930.00
December 1998                   $15,118.00
December 1999                   $16,665.00
December 2000                   $16,730.00
December 2001                   $14,402.00
December 2002                   $10,786.00
December 2003                   $15,114.00


ML Global Value Fund, Inc++
Class C Shares*

Date                              Value

11/01/1996**                    $10,000.00
December 1996                   $10,166.00
December 1997                   $12,484.00
December 1998                   $15,697.00
December 1999                   $17,155.00
December 2000                   $17,099.00
December 2001                   $14,613.00
December 2002                   $10,853.00
December 2003                   $15,082.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996**                    $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,691.00
December 2000                   $15,360.00
December 2001                   $12,776.00
December 2002                   $10,235.00
December 2003                   $13,624.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United
States.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United
States. The starting date for the Index in the graph is from 11/30/96.

Past performance is not indicative of future results.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/03                 +40.13%          +32.77%
Five Years Ended 12/31/03               - 0.01           - 1.08
Inception (11/01/96) through
12/31/03                                + 6.73           + 5.93

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/03                 +38.96%          +37.96%
Five Years Ended 12/31/03               - 0.80           - 0.80
Inception (11/01/96) through
12/31/03                                + 5.90           + 5.90

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



Merrill Lynch Global value Fund, Inc., december 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc++ Class B and Class I Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follow:

ML Global Value Fund, Inc++
Class B Shares*

Date                              Value

11/01/1996**                    $10,000.00
December 1996                   $10,166.00
December 1997                   $12,483.00
December 1998                   $15,698.00
December 1999                   $17,157.00
December 2000                   $17,107.00
December 2001                   $14,609.00
December 2002                   $10,852.00
December 2003                   $15,088.00


ML Global Value Fund, Inc++
Class I Shares*

Date                              Value

11/01/1996**                    $ 9,475.00
December 1996                   $ 9,647.00
December 1997                   $11,964.00
December 1998                   $15,207.00
December 1999                   $16,794.00
December 2000                   $16,910.00
December 2001                   $14,587.00
December 2002                   $10,960.00
December 2003                   $15,382.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996**                    $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,691.00
December 2000                   $15,360.00
December 2001                   $12,776.00
December 2002                   $10,235.00
December 2003                   $13,624.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United
States.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United
States. The starting date for the Index in the graph is from 11/30/96.

Past performance is not indicative of future results.



Average Annual Total Return


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/03                 +39.04%          +35.04%
Five Years Ended 12/31/03               - 0.79           - 1.12
Inception (11/01/96) through
12/31/03                                + 5.91           + 5.91

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/03                 +40.35%          +32.98%
Five Years Ended 12/31/03               + 0.23           - 0.85
Inception (11/01/96) through
12/31/03                                + 7.00           + 6.19

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc++ Class R Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follow:

ML Global Value Fund, Inc++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
December 2003                   $13,664.00


Morgan Stanley Capital International World Index++++

Date                              Value

1/03/2003**                     $10,000.00
December 2003                   $12,955.00


*Assuming transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United
States.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United
States.

Past performance is not indicative of future results.



Aggregate Total Return

                                                         % Return
Class R Shares

Inception (1/03/03) through 12/31/03                     +36.64%



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Performance Data (concluded)

Recent Performance Results

                                                6-Month        12-Month     Since Inception
As of December 31, 2003                       Total Return   Total Return     Total Return
ML Global Value Fund, Inc.--Class A Shares*      +21.32%        +40.13%          +59.51%
ML Global Value Fund, Inc.--Class B Shares*      +20.82         +39.04           +50.88
ML Global Value Fund, Inc.--Class C Shares*      +20.73         +38.96           +50.82
ML Global Value Fund, Inc.--Class I Shares*      +21.44         +40.35           +62.34
ML Global Value Fund, Inc.--Class R Shares*      +21.59           --             +36.64
MSCI World Index**                               +19.79         +33.11       +36.24/+29.55

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception dates are from 11/01/96 for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United
States. Since inception total returns are from 11/30/96 and from 1/03/03.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments

                                                                                                    Value        Percent of
Latin America  Industry+++        Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
Brazil         Metals & Mining         61,740   Companhia Vale do Rio Doce (ADR)*                   $    3,611,790     0.5%

                                                Total Common Stocks in Latin America                     3,611,790     0.5


North America

Canada         Metals & Mining         81,200 ++Inco Limited                                             3,233,384     0.4

               Oil & Gas              159,700   Canadian Natural Resources Ltd.                          8,078,614     1.1
                                      920,100   Suncor Energy, Inc.                                     23,140,453     3.0
                                                                                                    --------------   ------
                                                                                                        31,219,067     4.1

                                                Total Common Stocks in Canada                           34,452,451     4.5


United States  Aerospace & Defense     70,000   General Dynamics Corporation                             6,327,300     0.8

               Capital Markets        211,900 ++Affiliated Managers Group, Inc.                         14,746,121     1.9
                                       36,400   The Bear Stearns Companies Inc.                          2,910,180     0.4
                                                                                                    --------------   ------
                                                                                                        17,656,301     2.3

               Chemicals              180,400   E.I. du Pont de Nemours and Company                      8,278,556     1.1

               Commercial Banks       128,300   City National Corporation                                7,969,996     1.0
                                      252,100   SouthTrust Corporation                                   8,251,233     1.1
                                                                                                    --------------   ------
                                                                                                        16,221,229     2.1

               Communications         280,000 ++Avaya Inc.                                               3,623,200     0.5
               Equipment              202,980   Motorola, Inc.                                           2,855,929     0.4
                                                                                                    --------------   ------
                                                                                                         6,479,129     0.9

               Computers &            324,818   Hewlett-Packard Company                                  7,461,069     1.0
               Peripherals


               Consumer Finance       197,800   Capital One Financial Corporation                       12,123,162     1.6
                                       58,800   MBNA Corporation                                         1,461,180     0.2
                                                                                                    --------------   ------
                                                                                                        13,584,342     1.8

               Containers &           228,600 ++Smurfit-Stone Container Corporation                      4,245,102     0.6
               Packaging

               Diversified            133,000   Citigroup Inc.                                           6,455,820     0.8
               Financial Services

               Diversified            131,350   ALLTEL Corporation                                       6,118,283     0.8
               Telecommunication
               Services

               Energy Equipment &     118,600 ++Cooper Cameron Corporation                               5,526,760     0.7
               Service                202,000 ++National-Oilwell, Inc.                                   4,516,720     0.6
                                      164,580 ++Noble Corporation                                        5,888,672     0.8
                                                                                                    --------------   ------
                                                                                                        15,932,152     2.1

               Food Products          199,800 ++Dean Foods Company                                       6,567,426     0.9
                                      173,110   Kraft Foods Inc. (Class A)                               5,577,604     0.7
                                                                                                    --------------   ------
                                                                                                        12,145,030     1.6


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)

North America                                                                                       Value        Percent of
(continued)    Industry+++        Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
United States  Gas Utilities          363,565 ++Kinder Morgan Management, LLC                       $   15,618,752     2.0%
(continued)
               Health Care            176,200   HCA Inc.                                                 7,569,552     1.0
               Providers & Services    39,100 ++Quest Diagnostics Incorporated                           2,858,601     0.4
                                      130,800 ++Triad Hospitals, Inc.                                    4,351,716     0.5
                                                                                                    --------------   ------
                                                                                                        14,779,869     1.9

               Hotels, Restaurants    204,500   Ruby Tuesday, Inc.                                       5,826,205     0.8
               & Leisure

               Household Products     169,950   Colgate-Palmolive Company                                8,505,998     1.1
                                       68,600   Kimberly-Clark Corporation                               4,053,574     0.5
                                                                                                    --------------   ------
                                                                                                        12,559,572     1.6

               IT Services            218,000 ++Concord EFS, Inc.                                        3,235,120     0.4
                                       76,000   First Data Corporation                                   3,122,840     0.4
                                                                                                    --------------   ------
                                                                                                         6,357,960     0.8

               Industrial             110,000   General Electric Company                                 3,407,800     0.4
               Conglomerates          114,300   Tyco International Ltd.                                  3,028,950     0.4
                                                                                                    --------------   ------
                                                                                                         6,436,750     0.8

               Insurance              406,700   ACE Limited                                             16,845,514     2.2
                                      166,200   RenaissanceRe Holdings Ltd.                              8,152,110     1.1
                                                                                                    --------------   ------
                                                                                                        24,997,624     3.3

               Machinery              205,800   Dover Corporation                                        8,180,550     1.1
                                      195,040 ++SPX Corporation                                         11,470,302     1.5
                                                                                                    --------------   ------
                                                                                                        19,650,852     2.6

               Media                  330,150   Clear Channel Communications, Inc.                      15,460,925     2.0
                                      478,150 ++Liberty Media Corporation (Class A)                      5,685,204     0.7
                                      358,300   Viacom, Inc. (Class B)                                  15,901,354     2.1
                                                                                                    --------------   ------
                                                                                                        37,047,483     4.8

               Multi-Utilities &    1,122,600 ++The AES Corporation                                     10,597,344     1.4
               Unregulated Power

               Paper & Forest          40,200   International Paper Company                              1,733,022     0.2
               Products

               Pharmaceuticals        197,600   Johnson & Johnson                                       10,208,016     1.3
                                      405,500   Pfizer, Inc.                                            14,326,315     1.9
                                      107,800   Schering-Plough Corporation                              1,874,642     0.3
                                                                                                    --------------   ------
                                                                                                        26,408,973     3.5

               Real Estate            409,000   American Home Mortgage Investment Corp.                  9,206,590     1.2
                                      303,500   Friedman, Billings, Ramsey Group, Inc. (Class A)         7,004,780     0.9
                                                                                                    --------------   ------
                                                                                                        16,211,370     2.1

               Semiconductors &     1,054,138 ++Lattice Semiconductor Corporation                       10,204,056     1.3
               Semiconductor
               Equipment

               Software               644,800   Computer Associates International, Inc.                 17,628,832     2.3
                                      104,600   Microsoft Corporation                                    2,880,684     0.4
                                      128,000 ++PeopleSoft, Inc.                                         2,918,400     0.4
                                                                                                    --------------   ------
                                                                                                        23,427,916     3.1


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)

North America                                                                                       Value        Percent of
(concluded)    Industry+++        Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
United States  Specialty Retail       417,000   Pier 1 Imports, Inc.                                $    9,115,620     1.2%
(concluded)                           157,000 ++Toys 'R' Us, Inc.                                        1,984,480     0.3
                                                                                                    --------------   ------
                                                                                                        11,100,100     1.5

               Textiles, Apparel &    334,900   Jones Apparel Group, Inc.                               11,798,527     1.5
               Luxury Goods           204,000   Liz Claiborne, Inc.                                      7,233,840     1.0
                                                                                                    --------------   ------
                                                                                                        19,032,367     2.5

               Thrifts & Mortgage     267,900   Freddie Mac                                             15,623,928     2.0
               Finance                 66,600   MGIC Investment Corporation                              3,792,204     0.5
                                                                                                    --------------   ------
                                                                                                        19,416,132     2.5

               Wireless               331,500 ++AT&T Wireless Services Inc.                              2,648,685     0.4
               Telecommunication
               Services

                                                Total Common Stocks in the United States               404,959,345    53.0

                                                Total Common Stocks in North America                   439,411,796    57.5


Pacific Basin/Asia

Hong Kong      Marine                 632,000   Orient Overseas International Ltd.                       1,941,522     0.3

                                                Total Common Stocks in Hong Kong                         1,941,522     0.3


Indonesia      Commercial Banks     2,460,000   PT Bank Central Asia Tbk                                   971,149     0.1
                                      100,000   PT Bank Danamon Indonesia Tbk                               24,043     0.0

                                                Total Common Stocks in Indonesia                           995,192     0.1


Japan          Auto Components        703,600   TOYOTA INDUSTRIES CORPORATION                           14,935,990     2.0

               Construction &         639,000   JGC Corporation                                          6,666,063     0.9
               Engineering

               Electronic Equipment    76,500   Murata Manufacturing Co., Ltd.                           4,133,013     0.5
               & Instruments

               Food & Staples         135,000   Ito-Yokado Co., Ltd.                                     4,245,125     0.6
               Retailing

               Insurance            1,559,000   Aioi Insurance Company, Limited                          6,197,014     0.8
                                          874   Millea Holdings, Inc.                                   11,417,374     1.5
                                    1,010,360   Mitsui Sumitomo Insurance Company, Limited               8,296,322     1.1
                                                                                                    --------------   ------
                                                                                                        25,910,710     3.4

               Marine                 452,000   Kawasaki Kisen Kaisha, Ltd.                              2,247,980     0.3
                                      418,000   Nippon Yusen Kabushiki Kaisha                            1,891,667     0.2
                                                                                                    --------------   ------
                                                                                                         4,139,647     0.5

               Office Electronics     333,000   Canon, Inc.                                             15,504,992     2.0

               Trading Companies &    310,000   Mitsubishi Corporation                                   3,285,994     0.4
               Distributors

                                                Total Common Stocks in Japan                            78,821,534    10.3


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)

Pacific Basin/Asia                                                                                  Value        Percent of
(concluded)    Industry+++        Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
South Korea    Automobiles             71,800 ++Hyundai Motor Company Ltd.                          $    3,043,139     0.4%

               Commercial Banks     1,184,700 ++Daegu Bank                                               5,737,070     0.8
                                      139,800 ++Hana Bank                                                2,581,284     0.3
                                        8,700 ++Kookmin Bank                                               326,022     0.1
                                      990,000 ++Pusan Bank                                               5,542,006     0.7
                                                                                                    --------------   ------
                                                                                                        14,186,382     1.9

               Electric Utilities     387,100 ++Korea Electric Power Corporation                         6,952,530     0.9

               Electronic Equipment    41,500 ++Interflex Co., Ltd.                                      1,041,418     0.1
               & Instruments           20,600   Samsung Display Devices Co., Ltd.                        2,429,123     0.3
                                                                                                    --------------   ------
                                                                                                         3,470,541     0.4

               Wireless                16,600   SK Telecom Co., Ltd.                                     2,772,472     0.4
               Telecommunication
               Services

                                                Total Common Stocks in South Korea                      30,425,064     4.0


Taiwan         Machinery              952,000 ++Ichia Technologies, Inc.                                 1,738,557     0.2

                                                Total Common Stocks in Taiwan                            1,738,557     0.2

                                                Total Common Stocks in the Pacific Basin/Asia          113,921,869    14.9


Western Europe

Belgium        Diversified            191,900   Fortis                                                   3,858,328     0.5
               Financial Services

                                                Total Common Stocks in Belgium                           3,858,328     0.5


Denmark        Commercial Banks       757,300   Danske Bank                                             17,767,810     2.3

                                                Total Common Stocks in Denmark                          17,767,810     2.3


Finland        Paper & Forest         375,000   UPM-Kymmene Oyj                                          7,151,858     0.9
               Products

                                                Total Common Stocks in Finland                           7,151,858     0.9


France         Aerospace & Defense     90,000   Zodiac SA                                                2,640,511     0.3

               Automobiles             86,100   Renault SA                                               5,940,545     0.8

               Chemicals               43,243   Air Liquide                                              7,636,242     1.0

               Oil & Gas               88,240   TotalFinaElf SA                                         16,405,852     2.2

                                                Total Common Stocks in France                           32,623,150     4.3


Germany        Food & Staples         203,300   Metro AG                                                 8,962,318     1.2
               Retailing

               Industrial              78,000   Siemens AG                                               6,247,469     0.8
               Conglomerates

               Insurance              231,200   Hannover Rueckversicherungs AG                           8,083,824     1.0

                                                Total Common Stocks in Germany                          23,293,611     3.0


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)

Western Europe                                                                                      Value        Percent of
(concluded)    Industry+++        Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
Greece         Diversified          1,597,280   Hellenic Telecommunications Organization SA
               Telecommunication                (OTE) (ADR)*                                        $   10,685,803     1.4%
               Services

                                                Total Common Stocks in Greece                           10,685,803     1.4


Ireland        Commercial Banks     1,160,600   Allied Irish Banks PLC                                  18,518,632     2.4

                                                Total Common Stocks in Ireland                          18,518,632     2.4


Netherlands    Air Freight &          483,600   TNT Post Group NV                                       11,327,498     1.5
               Logistics

               Food Products           33,000   Unilever NV 'A'                                          2,158,234     0.3

                                                Total Common Stocks in the Netherlands                  13,485,732     1.8


Norway         Communications         394,600 ++Tandberg ASA                                             2,906,355     0.4
               Equipment

               Diversified          1,329,400   Telenor A/S                                              8,692,415     1.1
               Telecommunication
               Services

                                                Total Common Stocks in Norway                           11,598,770     1.5


Sweden         Building Products      491,400   Assa Abloy AB 'B'                                        5,839,187     0.8

               Machinery              108,900   Sandvik AB                                               3,753,450     0.5

                                                Total Common Stocks in Sweden                            9,592,637     1.3


Switzerland    Food Products           63,100   Nestle SA (Registered Shares)                           15,765,434     2.1

                                                Total Common Stocks in Switzerland                      15,765,434     2.1


United Kingdom Commercial Banks       963,800   Lloyds TSB Group PLC                                     7,729,558     1.0

               Food Products          108,878   Unilever PLC                                             1,014,980     0.1

               Insurance            3,187,536   Legal & General Group PLC                                5,720,437     0.7

               Oil & Gas              794,800   Shell Transport & Trading Company                        5,911,785     0.8

               Pharmaceuticals        889,365 ++Shire Pharmaceuticals Group PLC                          8,637,131     1.1

               Wireless             2,974,800   Vodafone Group PLC                                       7,375,599     1.0
               Telecommunication
               Services

                                                Total Common Stocks in the United Kingdom               36,389,490     4.7

                                                Total Common Stocks in Western Europe                  200,731,255    26.2

                                                Total Common Stocks (Cost--$620,330,465)               757,676,710    99.1


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments (concluded)

                         Beneficial Interest/                                                       Value        Percent of
                                  Shares Held   Short-Term Securities                         (in U.S. dollars)  Net Assets
                                  $ 7,595,543   Merrill Lynch Liquidity Series, LLC
                                                Cash Sweep Series I (a)                             $    7,595,543     1.0%
                                  $44,755,320   Merrill Lynch Liquidity Series, LLC
                                                Money Market Series (a)(b)                              44,755,320     5.9
                                   14,918,440   Merrill Lynch Premier Institutional Fund (a)(b)         14,918,440     1.9

                                                Total Short-Term Securities
                                                (Cost--$67,269,303)                                     67,269,303     8.8

               Total Investments (Cost--$687,599,768)                                                  824,946,013   107.9
               Liabilities in Excess of Other Assets                                                  (60,249,698)    (7.9)
                                                                                                    --------------   ------
               Net Assets                                                                           $  764,696,315   100.0%
                                                                                                    ==============   ======

*American Depositary Receipts (ADR).

++Non-income producing security.

+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                              Interest/
                                              Net              Dividend
Affiliate                                   Activity            Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I               $   3,652,639         $ 53,184
Merrill Lynch Liquidity Series,
   LLC Money Market Series               $(50,284,784)         $243,520
Merrill Lynch Premier
   Institutional Fund                     (69,362,407)         $148,305


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Statement of Assets and Liabilities

As of December 31, 2003
Assets

               Investments, at value (including securities loaned of $57,622,697)
               (identified cost--$687,599,768)                                                              $   824,946,013
               Cash                                                                                                  11,047
               Foreign cash (cost--$1,423)                                                                            1,423
               Receivables:
                  Dividends                                                               $     3,146,412
                  Securities sold                                                               1,459,487
                  Capital shares sold                                                             393,480
                  Securities lending--net                                                          10,336
                  Interest                                                                          6,462         5,016,177
                                                                                          ---------------
               Prepaid registration fees                                                                             62,804
                                                                                                            ---------------
               Total assets                                                                                     830,037,464
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         59,673,760
               Payables:
                  Capital shares redeemed                                                       3,380,918
                  Securities purchased                                                          1,252,010
                  Distributor                                                                     501,184
                  Other affiliates                                                                245,532
                  Investment adviser                                                               77,730         5,457,374
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               210,015
                                                                                                            ---------------
               Total liabilities                                                                                 65,341,149
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   764,696,315
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                $     1,651,946
               Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                      3,886,519
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        899,083
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        487,312
               Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                              1
               Paid-in capital in excess of par                                                                 870,356,976
               Accumulated investment loss--net                                           $   (1,846,807)
               Accumulated realized capital losses on investments and foreign currency
               transactions--net                                                            (248,405,289)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                              137,666,574
                                                                                          ---------------
               Total accumulated losses--net                                                                  (112,585,522)
                                                                                                            ---------------
               Net Assets                                                                                   $   764,696,315
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $185,109,529 and 16,519,464 shares outstanding               $         11.21
                                                                                                            ===============
               Class B--Based on net assets of $426,236,937 and 38,865,185 shares outstanding               $         10.97
                                                                                                            ===============
               Class C--Based on net assets of $98,438,932 and 8,990,831 shares outstanding                 $         10.95
                                                                                                            ===============
               Class I--Based on net assets of $54,910,780 and 4,873,123 shares outstanding                 $         11.27
                                                                                                            ===============
               Class R--Based on net assets of $136.70 and 12.26 shares outstanding                         $         11.15
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Statement of Operations

For the Year Ended December 31, 2003
Investment Income

               Dividends (net of $1,131,790 foreign withholding tax)                                        $    13,984,968
               Securities lending--net                                                                              391,825
               Interest                                                                                              53,034
                                                                                                            ---------------
               Total income                                                                                      14,429,827
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     5,268,844
               Account maintenance and distribution fees--Class B                               4,012,393
               Professional fees                                                                1,249,215
               Transfer agent fees--Class B                                                       940,110
               Account maintenance and distribution fees--Class C                                 896,673
               Account maintenance fees--Class A                                                  412,628
               Transfer agent fees--Class A                                                       333,384
               Accounting services                                                                285,007
               Transfer agent fees--Class C                                                       216,092
               Transfer agent fees--Class I                                                        94,195
               Custodian fees                                                                      77,800
               Printing and shareholder reports                                                    65,776
               Registration fees                                                                   54,633
               Directors' fees and expenses                                                        51,242
               Pricing fees                                                                        15,891
               Other                                                                               51,096
                                                                                          ---------------
               Total expenses                                                                                    14,024,979
                                                                                                            ---------------
               Investment income--net                                                                               404,848
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss) from:
                  Investments--net                                                           (19,586,534)
                  Foreign currency transactions--net                                              306,618      (19,279,916)
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                            253,388,119
                  Foreign currency transactions--net                                            (712,410)       252,675,709
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                233,395,793
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   233,800,641
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets

                                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                                2003              2002
Operations

               Investments income (loss)--net                                             $       404,848   $     (676,918)
               Realized loss on investments and foreign currency transactions--net           (19,279,916)     (112,849,138)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                             252,675,709     (214,397,771)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                233,800,641     (327,923,827)
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income - net:
                  Class A                                                                              --       (3,796,848)
                  Class B                                                                              --       (1,356,633)
                  Class C                                                                              --         (482,405)
                  Class I                                                                              --       (1,760,930)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders                     --       (7,396,816)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions           (182,297,642)     (474,850,600)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         51,502,999     (810,171,243)
               Beginning of year                                                              713,193,316     1,523,364,559
                                                                                          ---------------   ---------------
               End of year*                                                               $   764,696,315   $   713,193,316
                                                                                          ===============   ===============
                  *Accumulated investment loss--net                                       $   (1,846,807)   $   (2,681,398)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights

The following per share data and ratios have been derived                              Class A++
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000         1999
Per Share Operating Performance

               Net asset value, beginning of year            $     8.00   $    10.83   $    12.96   $    14.67   $    13.65
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net**                             .05          .04          .03          .02          .03
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   3.16       (2.73)       (1.81)          .01         1.33
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    3.21       (2.69)       (1.78)          .03         1.36
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.14)           --           --        (.04)
                  In excess of investment income--net                --           --           --        (.32)           --
                  Realized gain on investments--net                  --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.14)        (.35)       (1.74)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    11.21   $     8.00   $    10.83   $    12.96   $    14.67
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                40.13%     (25.11%)     (13.92%)         .39%       10.23%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.47%        1.31%        1.20%        1.16%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                              .58%         .47%         .26%         .17%         .25%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  185,110   $  160,977   $  301,579   $  398,260   $  418,499
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                42.93%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000         1999
Per Share Operating Performance

               Net asset value, beginning of year            $     7.89   $    10.64   $    12.84   $    14.50   $    13.61
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.02)        (.03)        (.06)        (.08)        (.07)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   3.10       (2.70)       (1.79)          .02         1.30
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    3.08       (2.73)       (1.85)        (.06)         1.23
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.02)           --           --        (.04)
                  In excess of investment income--net                --           --           --        (.18)           --
                  Realized gain on investments--net                  --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.02)        (.35)       (1.60)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    10.97   $     7.89   $    10.64   $    12.84   $    14.50
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                39.04%     (25.72%)     (14.60%)       (.29%)        9.29%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.25%        2.09%        1.97%        1.92%        1.93%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                              (.19%)       (.31%)       (.50%)       (.59%)       (.51%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  426,237   $  415,901   $  902,441   $1,437,628   $1,818,746
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                42.93%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000         1999
Per Share Operating Performance

               Net asset value, beginning of year            $     7.88   $    10.64   $    12.83   $    14.50   $    13.61
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.02)        (.03)        (.06)        (.08)        (.07)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   3.09       (2.70)       (1.78)          .01         1.30
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    3.07       (2.73)       (1.84)        (.07)         1.23
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.03)           --           --        (.04)
                  In excess of investment income--net                --           --           --        (.18)           --
                  Realized gain on investments--net                  --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.03)        (.35)       (1.60)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    10.95   $     7.88   $    10.64   $    12.83   $    14.50
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                38.96%     (25.73%)     (14.53%)       (.33%)        9.29%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.25%        2.09%        1.97%        1.93%        1.94%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                              (.20%)       (.30%)       (.52%)       (.59%)       (.52%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   98,439   $   91,552   $  201,621   $  280,018   $  324,169
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                42.93%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                              Class I++
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000         1999
Per Share Operating Performance

               Net asset value, beginning of year            $     8.03   $    10.87   $    12.98   $    14.72   $    13.67
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net**                             .08          .07          .06          .06          .07
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   3.16       (2.73)       (1.82)          .02         1.32
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    3.24       (2.66)       (1.76)          .08         1.39
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.18)           --           --        (.04)
                  In excess of investment income--net                --           --           --        (.40)           --
                  Realized gain on investments--net                  --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.18)        (.35)       (1.82)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    11.27   $     8.03   $    10.87   $    12.98   $    14.72
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                40.35%     (24.87%)     (13.74%)         .69%       10.44%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.22%        1.05%         .95%         .91%         .91%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                              .83%         .75%         .51%         .42%         .51%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   54,911   $   44,763   $  117,724   $  194,765   $  195,511
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                42.93%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (concluded)
                                                                                                                Class R

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                     January 3, 2003++
                                                                                                            to December 31,
Increase in Net Asset Value:                                                                                      2003
Per Share Operating Performance

               Net asset value, beginning of period                                                          $         8.16
                                                                                                             --------------
               Investment income--net***                                                                                .13
               Realized and unrealized gain on investments and foreign currency transactions--net                      2.86
                                                                                                             --------------
               Total from investment operations                                                                        2.99
                                                                                                             --------------
               Net asset value, end of period                                                                $        11.15
                                                                                                             ==============

Total Investment Return**

               Based on net asset value per share                                                                 36.64%+++
                                                                                                             ==============

Ratios to Average Net Assets

               Expenses                                                                                              1.72%*
                                                                                                             ==============
               Investment income--net                                                                                 .33%*
                                                                                                             ==============

Supplemental Data

               Net assets, end of period (in thousands)                                                              --++++
                                                                                                             ==============
               Portfolio turnover                                                                                    42.93%
                                                                                                             ==============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++Amount is less than $1,000.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC. , DECEMBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valua-tions and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $15,076 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $414,667 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K., but in no event in excess of the amount that MLIM actually receives.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%
Class R                          .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended December 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD             MLPF&S

Class A                       $ 1,049           $ 16,025
Class I                       $    18           $    355


For the year ended December 31, 2003, MLPF&S received contingent deferred sales charges of $169,624 and $2,634 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2003, the Fund lent securities with a value of $3,690,621 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $166,155 in securities lending agent fees.

In addition, MLPF&S received $119,053 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2003, the Fund reimbursed MLIM
$14,843 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $293,002,760 and $479,810,104, respectively.

Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)              Gains

Long-term investments            $  (19,586,534)    $   137,346,245
Forward foreign exchange
   contracts                             481,263                 --
Foreign currency transactions          (174,645)            320,329
                                 ---------------    ---------------
Total                            $  (19,279,916)    $   137,666,574
                                 ===============    ===============



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $134,888,917, of which $160,349,635 related to appreciated securities and $25,460,718 related to depreciated securities. The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $690,057,096.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $182,297,642 and $474,850,600 for the years ended December 31, 2003 and December 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended December 31, 2003++                 Shares             Amount

Shares sold                            1,099,197    $    10,307,549
Automatic conversion of shares         1,465,442         13,450,856
                                 ---------------    ---------------
Total issued                           2,564,639         23,758,405
Shares redeemed                      (6,164,424)       (55,870,998)
                                 ---------------    ---------------
Net decrease                         (3,599,785)    $  (32,112,593)
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                  Dollar
Ended December 31, 2002++                 Shares             Amount

Shares sold                              878,818    $     8,055,666
Automatic conversion of shares         4,170,170         39,551,111
Shares issued to shareholders
   in reinvestment of dividends          319,775          3,338,448
                                 ---------------    ---------------
Total issued                           5,368,763         50,945,225
Shares redeemed                     (13,088,809)      (120,390,629)
                                 ---------------    ---------------
Net decrease                         (7,720,046)    $  (69,445,404)
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,147,241    $    10,419,967
Automatic conversion of shares       (1,491,500)       (13,450,856)
Shares redeemed                     (13,487,329)      (118,494,468)
                                 ---------------    ---------------
Net decrease                        (13,831,588)    $ (121,525,357)
                                 ===============    ===============



Class B Shares for the Year                                  Dollar
Ended December 31, 2002                   Shares             Amount

Shares sold                            1,814,920    $    16,622,711
Shares issued to shareholders
   in reinvestment of dividends          108,622          1,125,325
                                 ---------------    ---------------
Total issued                           1,923,542         17,748,036
Automatic conversion of shares       (4,231,508)       (39,551,111)
Shares redeemed                     (29,803,354)      (271,171,723)
                                 ---------------    ---------------
Net decrease                        (32,111,320)    $ (292,974,798)
                                 ===============    ===============



Class C Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              384,926    $     3,506,987
Shares redeemed                      (3,012,705)       (26,163,223)
                                 ---------------    ---------------
Net decrease                         (2,627,779)    $  (22,656,236)
                                 ===============    ===============



Class C Shares for the Year                                  Dollar
Ended December 31, 2002                   Shares             Amount

Shares sold                              596,028    $     5,529,404
Shares issued to shareholders
   in reinvestment of dividends           39,604            409,504
                                 ---------------    ---------------
Total issued                             635,632          5,938,908
Shares redeemed                      (7,974,171)       (73,428,234)
                                 ---------------    ---------------
Net decrease                         (7,338,539)    $  (67,489,326)
                                 ===============    ===============



Class I Shares for the Year                                  Dollar
Ended December 31, 2003++                 Shares             Amount

Shares sold                              878,829    $     8,416,886
Shares redeemed                      (1,583,082)       (14,420,442)
                                 ---------------    ---------------
Net decrease                           (704,253)    $   (6,003,556)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended December 31, 2002++                 Shares             Amount

Shares sold                            1,419,256    $    13,900,594
Shares issued to shareholders
   in reinvestment of dividends          110,247          1,153,188
                                 ---------------    ---------------
Total issued                           1,529,503         15,053,782
Shares redeemed                      (6,777,771)       (59,994,854)
                                 ---------------    ---------------
Net decrease                         (5,248,268)    $  (44,941,072)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (concluded)


Class R Shares for the Period
January 3, 2003++ to                                         Dollar
December 31, 2003                         Shares             Amount



Shares sold                                   12    $           100
                                 ---------------    ---------------
Net increase                                  12    $           100
                                 ===============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.


6. Commitments:
At December 31, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to sell a foreign currency with an approximate value of $1,473,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:


                                      12/31/2003         12/31/2002
Distributions paid from:
   Ordinary income               $            --    $     7,396,816
                                 ---------------    ---------------
Total taxable distributions      $            --    $     7,396,816
                                 ===============    ===============


As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $       428,909
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                           428,909
Capital loss carryforward                            (248,237,214)*
Unrealized gains--net                                 135,222,783**
                                                    ---------------
Total accumulated losses--net                       $ (112,585,522)
                                                    ===============

*On December 31, 2003, the Fund had a net capital loss carryforward of $248,237,214, of which $93,124,524 expires in 2009, $126,938,846 expires in 2010 and $28,173,844 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 6, 2004



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President and Chairman of the Merrill Lynch   123 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       160 Portfolios
Princeton,             Director               Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                                 Funds since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of      51 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director     2000 to   Professor of Harvard Business School since    51 Funds       Unum Provident
P.O. Box 9095                       present   1989.                                         50 Portfolios  Corporation;
Princeton,                                                                                                 Newell
NJ 08543-9095                                                                                              Rubbermaid, Inc.
Age: 51


Charles C. Reilly      Director     1996 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                       present   1990.                                         50 Portfolios
Princeton,
NJ 08543-9095
Age: 72


Kevin A. Ryan          Director     2000 to   Director Emeritus of The Boston University    51 Funds       None
P.O. Box 9095                       present   Center for the Advancement of Ethics and      50 Portfolios
Princeton,                                    Character from 1989 to 1999; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 71                                       to 1999 and Professor Emeritus thereof
                                              since 1999.


Roscoe S. Suddarth     Director     2000 to   President of Middle East Institute from       51 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer of      50 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995 and Career Minister from 1989 to
Age: 68                                       1995; Deputy Inspector General of U.S.
                                              Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West        Director     1996 to   Dean Emeritus of New York University,         51 Funds       Bowne & Co.,
P.O. Box 9095                       present   Leonard N. Stern School of Business           50 Portfolios  Inc.; Vornado
Princeton,                                    Administration since 1994.                                   Realty Trust;
NJ 08543-9095                                                                                              Vornado
Age: 65                                                                                                    Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     1996 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         50 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length
                       Held with    Of Time
Name, Address & Age    Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1996 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer    1999 to   since 1990.
Age: 43                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Walid Kassem           Vice         2002 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1998
P.O. Box 9011          President    present   to 2000; Vice President of MLIM from 1996 to 1998.
Princeton,
NJ 08543-9011
Age: 54


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
P.O. Box 9011                       present   President (Legal Advisory) from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc.
NJ 08543-9011                                 from 1997 to 1998.
Age: 39


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2004, Charles C. Reilly, Director of Merrill
Lynch Global Value Fund, Inc., retired. The Fund's Board of
Directors wishes Mr. Reilly well in his retirement.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2003



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - 2003--$49,500        2002--$52,800

(b) Audit-Related Fees -  2003--$0    2002--$0

(c) Tax Fees -2003--$6,400            2002--$6,500     The nature of
the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - 2003--$0         2002--$0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) 0%

(f) N/A

(g) 2003--$18,690,437                 2002--$17,012,158

(h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Value Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.


Date: February 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.


Date: February 23, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: February 23, 2004